UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 11, 2017

LEUCADIA NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-5721	13-2615557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Madison Avenue, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-460-1900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant

The Audit Committee of our Board of Directors conducted a competitive selection process to determine our independent auditor for our year ending December 31, 2017. On April 11, 2017, the Audit Committee approved the engagement of Deloitte & Touche LLP as our independent registered public accounting firm for our year ending December 31, 2017. In connection with its selection of Deloitte, on April 11, 2017, our Audit Committee determined that the engagement of PricewaterhouseCoopers LLP (“PwC”) would cease effective upon the filing of our Form 10-Q for the quarterly period ended March 31, 2017 with the Securities and Exchange Commission. Prior to the 2013 combination of Leucadia National Corporation and Jefferies Group (“Jefferies”), Deloitte had been Jefferies’ independent auditor.

The reports of PwC on our consolidated financial statements for the fiscal years ended December 31, 2015 and 2016 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2015 and 2016 and the subsequent interim period through April 11, 2017, there were: (1) no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in their report on the financial statements for such years and (2) no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided PwC with a copy of this report and have requested PwC to provide a letter addressed to the Securities and Exchange Commission indicating whether it agrees with our disclosures made in accordance with Item 304(a) of Regulation S-K. A copy of such letter dated April 13, 2017 is filed as Exhibit 16 to this Form 8-K.

We did not consult with Deloitte during our two most recent fiscal years or through the date of this report regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report was provided to us or oral advice was provided that Deloitte concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement or reportable event as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits

The following exhibit is filed with this report:

Number	Exhibit

16	Letter from PricewaterhouseCoopers LLP dated April 13, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEUCADIA NATIONAL CORPORATION

Date: April 13, 2017	/s/ Roland T. Kelly
Roland T. Kelly
Assistant Secretary and Associate General Counsel

EXHIBIT INDEX

Exhibit No.	Description

16	Letter from PricewaterhouseCoopers LLP dated April 13, 2017.